AMENDMENT TO KAMAN CORPORATION 1993 STOCK INCENTIVE PLAN

     This Amendment to the Kaman Corporation 1993 Stock Incentive
Plan (the "Amendment"), is effective this 14th day of November, 2000.

Recitals:

     WHEREAS, Kaman Corporation (the "Company") has previously adopted, and currently has in effect, the Kaman Corporation 1993
Stock Incentive Plan (the "Stock Incentive Plan"); and

     WHEREAS, the Board of Directors of the Company has approved an amendment to the Stock Incentive Plan to extend the period during which a Non-Statutory Option or a Stock Appreciation Right can be exercised for up to one (1) year following termination of service, effective upon the execution of the form of such amendment by the President of the Company;

     Now, Therefore, the Stock Incentive Plan is hereby amended as follows:

1. Paragraph (d) of Section 6 of the Stock Incentive Plan is hereby amended and restated in its entirety to read as follows:
(d) Period of Non-Statutory Option. Each Non-Statutory Option granted under the Plan shall have a term not in excess of ten (10) years and one (1) day from the date on which it is granted; provided that any Non-Statutory Option granted to an employee of the Corporation or a Subsidiary or to a Non-Employee Director Participant, or the unexercised portion thereof shall terminate not later than the close of business on the day one (1) year following the date on which such employee ceases to be employed by the Corporation or a Subsidiary or the date on which such Non-Employee Director ceases to be a director of the Corporation, as the case may be. Such an Optionee's Non-Statutory Option shall be exercisable, if at all, during such one (1) year period only to the extent exercisable on the date such Optionee's employment terminates or the date on which such Optionee ceases to be a director, as the case may be.

2. Paragraph (e)(iii) of Section 6 of the Stock Incentive Plan is hereby amended and restated in its entirety to read as follows:

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     (iii) Notwithstanding anything herein to the contrary, except as provided in subsection (g) of this Section, no Optionee who was, at the time of the grant of an option, an employee of the Corporation or a Subsidiary, may exercise such option or any part thereof unless at the time of such exercise he shall be employed by the Corporation or a Subsidiary and shall have been so employed continuously since the date of grant of such option, excepting leaves of absence approved by the Committee; provided that the option agreement (i) in the case of Incentive Stock Options may provide that such an Optionee may exercise his option, to the extent exercisable on the date of termination of such continuous employment, during the three (3) month period, ending at the close of business on the day three (3) months following the termination of such continuous employment unless such option shall have already expired by its term, and (ii) in the case of Non-Statutory Options may provide that such an Optionee may exercise his option, to the extent exercisable on the date of termination of such continuous employment, during the one (1) year period, ending at the close of business on the day one (1) year following the termination of such continuous employment unless such option shall have already expired by its term.

3. Paragraph (c)(v) of Section 7 of the Stock Incentive Plan is hereby amended and restated in its entirety to read as follows:

(v) Each Stock Appreciation Right shall have a term not in excess of ten (10) years from the date on which it is granted (ten
(10) years and one (1) day in the case of a Stock Appreciation Right granted in tandem with a Non-Statutory Option); provided that any Stock Appreciation Right granted to (aa) an employee of the Corporation or a Subsidiary shall terminate not later than the close of business on the day one (1) year following the date such Participant ceases to be employed by the Corporation or a Subsidiary, excepting leaves of absences approved by the Committee, and (bb) a Non-Employee Director Participant shall terminate not later than the close of business on the day one (1) year following the date such Participant ceases to be a director of the Corporation. Such a Participant's Stock Appreciation Right shall be exercisable, if at all, during such one (1) year period only to the extent exercisable on the date his employment terminates or the date he ceases to be a director, as the case may be.

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4.     Except as otherwise expressly provided by this Amendment, all of the terms, conditions and provisions of the Stock Incentive Plan shall remain the same, and the Stock Incentive Plan, as amended hereby, shall continue in full force and effect. This Amendment and the Stock Incentive Plan shall be read and construed as one instrument.

     In Witness Whereof, the undersigned has executed this Amendment pursuant to delegated authority on the day and year first above written.


/s/ Paul R. Kuhn
Paul R. Kuhn, President

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